UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2007
SYNCHRONOSS TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-52049 (Commission File No.)	06-159540 (IRS Employer Identification No.)
750 Route 202 South
Suite 600
Bridgewater, New Jersey 08807
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (866) 620-3940
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 19, 2007, the Compensation Committee of Synchronoss Technologies, Inc. (the “Company”) approved new annual base salary increases for the following executive officers of the Company as set forth in the table below:

Name	Title	New Annual Base Salary
Stephen G. Waldis	President, Chief Executive Officer and Chairman of the Board	$475,000
Lawrence R. Irving	Executive Vice President, Chief Financial Officer and Treasurer	$280,000
Robert Garcia	Executive Vice President, Chief Operating Officer	$300,000

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.
By:	/s/ STEPHEN G. WALDIS
	Name:	Stephen G. Waldis
	Title:	Chief Executive Officer

Dated: April 25, 2007